Exhibit 10.1(b)

FIRST MODIFICATION OF CREDIT AGREEMENT

THIS FIRST MODIFICATION OF CREDIT AGREEMENT (this “Modification”) is made as of the 15th day of December, 2006, by and among:  (a) KIMBALL HILL, INC., an Illinois corporation (the “Borrower”), (b) the Guarantors party to the Credit Agreement (as hereinafter defined), (c) the several financial institutions signatory hereto that are party to the Credit Agreement (the “Lenders”), and (d) HARRIS N.A., as Administrative Agent for itself and the Lenders (“Agent”).

RECITALS

WHEREAS, the Agent, the Lenders, the Borrower, the Guarantors, and certain other agent and lender parties are party to that certain Credit Agreement, dated December 21, 2005 (the “Credit Agreement”); and

WHEREAS, the Agent, the Lenders, the Borrowers, and the Guarantors wish to amend and modify the Credit Agreement as set forth in this Modification;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Definitions.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto under the Credit Agreement.

2.             Section 5.1 Amendment.  Section 5.1 of the Credit Agreement is hereby amended by adding the following defined terms:

“Global Land” means all Real Property owned by any of the Borrower or any Subsidiary for current or future development or for the future construction of Housing Units, excluding any subdivided portions thereof upon which construction of a Housing Unit has commenced beyond the foundation.

“Global Land Value” means the sum of all costs incurred by the Borrower or any Subsidiary with respect to the acquisition and development of Global Land, excluding any marketing, corporate, general, or administrative expenses.

“Interest Incurred” means, for any period, the total interest paid or accrued by the Borrower, the Wholly-owned Subsidiaries and the Special Project Subsidiaries (including the interest component of any Capital Lease) as calculated in accordance with GAAP, minus, to the extent included in the foregoing amount, amortization of any financing fees and costs.

3.             Section 8.22 Modification.  Section 8.22 of the Credit Agreement is hereby amended by deleting the text thereof and inserting the following text in lieu thereof:

(a)           Tangible Net Worth.  The Borrower shall, as of the end of each fiscal quarter of the Borrower, maintain a Tangible Net Worth in an amount not less than the sum of (i) $300,000,000.00 and (ii) 50% of the positive Net Income as earned subsequent to September 30, 2006.

(b)           Leverage Ratio.  The Borrower shall not, at the end of any fiscal quarter of the Borrower, permit the Leverage Ratio to exceed the ratios set forth in the below table as corresponding to the fiscal quarters of the Borrower specified therein:

Fiscal Quarter Ending	Maximum Leverage Ratio
December 31, 2006	2.00 to 1.00
March 31, 2007	2.00 to 1.00
June 30, 2007 through September 30, 2008	1.75 to 1.00
December 31, 2008 and thereafter	2.50 to 1.00

(c)           Builder Leverage Ratio.  The Borrower shall not, at the end of any fiscal quarter of the Borrower, permit the Builder Leverage Ratio to exceed 1.50 to 1.00.

(d)           Interest Coverage Ratio.  The Borrower shall not, at the end of any fiscal quarter of the Borrower, permit the ratio of EBITDA to Interest Incurred, as calculated over the preceding four fiscal quarters of the Borrower, to be less than the ratios set forth in the below table as corresponding to the fiscal quarters of the Borrower specified therein:

Fiscal Quarter Ending	Minimum Interest Coverage Ratio
December 31, 2006	1.75 to 1.00
March 31, 2007	1.50 to 1.00
June 30, 2007	1.40 to 1.00
September 30, 2007	1.35 to 1.00
December 31, 2007	1.50 to 1.00
March 31, 2008	1.75 to 1.00
June 30, 2008 and thereafter	2.25 to 1.00

(e)           Global Land Value to Adjusted Tangible Net Worth Ratio.  The Borrower shall not, at the end of any fiscal quarter of the Borrower, permit the ratio of Global Land Value to Adjusted Tangible Net Worth to be greater than 1.50 to 1.00.

4.             Ratification.  Except as modified hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and the Borrower and the Guarantors hereby ratify the terms and conditions thereof.

5.             No Default or Event of Default.  The Borrower and the Guarantors reaffirm as of the date hereof, all of the covenants, representations, and warranties contained in the Credit Agreement and the other Loan Documents.  The Borrower and the Guarantors further warrant and represent, as of the date hereof, the following:

(a)           The Credit Agreement and the Loan Documents are binding and enforceable, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law);

(b)           There does not exist a Default or Event of Default under the Credit Agreement or any of the Loan Documents; and

(c)           None of the Borrower or any Guarantor has any claim, defense, right to set-off, or counterclaim against the obligations evidenced or secured by the Credit Agreement or any of the Loan Documents or against the Agent or the Lenders.

6.             Successors and Assigns.  This Modification shall be binding upon and inure to the benefit of the Agent, the Lenders, the Borrower, the Guarantors and their respective successors and assigns.

7.             Cross Reference.  All references in the Loan Documents to the Credit Agreement shall hereafter include the modifications to the Credit Agreement set forth herein.

8.             Time of the Essence.  Time is of the essence of this Modification.

9.             Counterparts.  This Modification may be executed in multiple counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument.

[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the undersigned have duly executed this Modification as of the date first set forth above.

BORROWER:

KIMBALL HILL, INC., an Illinois corporation

By:	/s/ David K. Hill
Name:	David K. Hill
Title:	Chairman & CEO

GUARANTORS:

CACTUS HILLS, LLC
KIMBALL HILL HOMES AUSTIN INVESTMENTS, L.L.C.
KIMBALL HILL HOMES AUSTIN OPERATIONS, L.L.C.
KIMBALL HILL HOMES DALLAS INVESTMENTS, L.L.C.
KIMBALL HILL HOMES DALLAS OPERATIONS, L.L.C.
KIMBALL HILL HOMES HOUSTON INVESTMENTS, L.L.C.
KIMBALL HILL HOMES HOUSTON OPERATIONS, L.L.C.
KIMBALL HILL TEXAS INVESTMENT COMPANY, L.L.C.

By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

EAST LAKE PARK, INC.
KIMBALL HILL STATEWAY, INC.

By:	/s/ David K. Hill
David K. Hill
President

KIMBALL HILL FAR EAST DETROIT, LLC

By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

KH FINANCIAL HOLDING COMPANY
KHH TEXAS TRADING COMPANY L.P.
KIMBALL HILL HOMES AUSTIN, L.P.
KIMBALL HILL HOMES CALIFORNIA, INC.
KIMBALL HILL HOMES DALLAS, L.P.
KIMBALL HILL HOMES FLORIDA, INC.
KIMBALL HILL HOMES HOUSTON, L.P.
KIMBALL HILL HOMES ILLINOIS, LLC
KIMBALL HILL HOMES NEVADA, INC.
KIMBALL HILL HOMES OHIO, INC.
KIMBALL HILL HOMES OREGON, INC.
KIMBALL HILL HOMES REALTY FLORIDA, INC.
KIMBALL HILL HOMES SAN ANTONIO, L.P.
KIMBALL HILL HOMES TEXAS, INC.
KIMBALL HILL HOMES WASHINGTON, INC.
KIMBALL HILL HOMES WISCONSIN, INC.
NATIONAL CREDIT AND GUARANTY CORPORATION
RIVER OAKS REALTY, L.P.

By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

18TH AND PEORIA, LLC

By:	Kimball Hill Suburban Centers, L.L.C., its manager

	By:	Kimball Hill, Inc., its manager

		By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

KIMBALL HILL SUBURBAN CENTERS, L.L.C.
KIMBALL HILL URBAN CENTERS, L.L.C.
THE GLENS AT WESTLAKE, L.L.C.

By:	Kimball Hill, Inc., its manager

	By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

KIMBALL HILL URBAN CENTERS CHICAGO ONE, L.L.C.
KIMBALL HILL URBAN CENTERS CHICAGO TWO, L.L.C.
KIMBALL HILL URBAN CENTERS SPECIAL PURPOSES, L.L.C.

By:	Kimball Hill Urban Centers, L.L.C., its manager

	By:	Kimball Hill, Inc., its manager

		By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

BRIDLE RIDGE LIMITED PARTNERSHIP
PARKVIEW LIMITED PARTNERSHIP
RIVER POINTE LIMITED PARTNERSHIP
SONATA AT MORADA RANCH LIMITED PARTNERSHIP
WINDMILL PARK LIMITED PARTNERSHIP

By:	Kimball Hill Homes California, Inc.,
its general partner

	By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

KIMBALL HILL BELLEVUE RANCH, LLC
KIMBALL HILL REFLECTIONS, LLC
KIMBALL HILL SHELDON LAKES, LLC
KIMBALL HILL VILLAGES, LLC

By:	Kimball Hill Homes California, Inc., its manager

	By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

KIMBALL HILL CHADWICK FARMS LIMITED PARTNERSHIP
KIMBALL WEST FRISCO LIMITED PARTNERSHIP

By:	Kimball Hill Homes Dallas, L.P., its general partner

	By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

KIMBALL HILL CALUSA PALMS LIMITED PARTNERSHIP
KIMBALL HILL MARBELLA ESTATES LIMITED PARTNERSHIP

By:	Kimball Hill Homes Florida, Inc., its general partner

	By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

INDIAN TRAILS LIMITED PARTNERSHIP

By:	Kimball Hill Homes Houston, L.P., its general partner

	By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

KIMBALL HILL TX PROPERTIES, LLC

By:	Kimball Hill Homes Houston, L.P., its manager

	By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

ASTOR PLACE LIMITED PARTNERSHIP
BOLINGBROOK LIMITED PARTNERSHIP
EDGEWATER LIMITED PARTNERSHIP
HUNTINGTON CHASE LIMITED PARTNERSHIP
LEGEND LAKES LIMITED PARTNERSHIP
THE GLEN TOWNHOMES LIMITED PARTNERSHIP
THE HAMILTON PLACE PARTNERSHIP
WATERFORD LIMITED PARTNERSHIP
WHISPERING MEADOW LIMITED PARTNERSHIP
WHITE OAK LIMITED PARTNERSHIP

By:	Kimball Hill Homes Illinois, LLC, its general partner

	By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

KH INGHAM PARK SOUTH, LLC
KH SRAV II, LLC

By:	Kimball Hill Homes Illinois, LLC, its manager

	By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

KIMBALL HILL CENTENNIAL HEIGHTS LIMITED PARTNERSHIP
KIMBALL HILL HEATHERS/CAPAROLA LIMITED PARTNERSHIP
KIMBALL MOUNTAIN FIRST LIMITED PARTNERSHIP

By:	Kimball Hill Homes Nevada, Inc., its general partner

	By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

KIMBALL COVE LIMITED PARTNERSHIP
KIMBALL HILL LYNDEN PARK II LIMITED PARTNERSHIP

By:	Kimball Hill Homes Texas, Inc., its general partner

	By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

RIVER OAKS HOMES, LLP

By:	Kimball Hill Homes Texas, Inc., its manager

	By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

GABLES AT HIDDENBROOK LIMITED PARTNERSHIP

By:	Kimball Hill Homes Washington, Inc., its general partner

	By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

PARK SHORE, L.L.C.

By:	Kimball Hill Homes Wisconsin, Inc., its manager

	By:	/s/ David K. Hill
David K. Hill
Chairman and CEO

HARRIS N.A., as Administrative Agent, L/C Issuer, and a Lender

By:	/s/ Scott W. Morris
Name:	Scott W. Morris
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Patricia A. Provenzano
Name:	Patricia A. Provenzano
Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kevin DeLozier
Name:	Kevin DeLozier
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Maurice M. Ryan
Name:	Maurice M. Ryan
Title:	Vice President

CHARTER ONE BANK, N.A., as a Lender

By:	/s/ Jason K. Welch
Name:	Jason K. Welch
Title:	Vice President

FIRST BANK, as a Lender

By:	/s/ James C. Brennan
Name:	James C. Brennan
Title:	Vice President

LaSALLE BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nathan Weyer
Name:	Nathan Weyer
Title:	First Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Thomas W. O’Connell
Name:	Thomas W. O’Connell
Title:	Assistant Vice President

ASSOCIATED BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert J. Burda
Name:	Robert J. Burda
Title:	Vice President

NATIONAL CITY BANK, as a Lender

By:	/s/ Gina Fridberg
Name:	Gina Fridberg
Title:	Assistant Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Glen R. Bell
Name:	Glen R. Bell
Title:	Vice President

FRANKLIN BANK, SSB, as a Lender

By:	/s/ Sherry K. Day
Name:	Sherry K. Day
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Elizabeth Ritenour
Name:	Elizabeth Ritenour
Title:	Vice President

MB FINANCIAL BANK, N.A., Successor in Interest to OAK BROOK BANK, as a Lender

By:	/s/ Christopher Hutter
Name:	Christopher Hutter
Title:	Vice President

BANK OF THE WEST, as a Lender

By:	/s/ Lynn Foster
Name:	Lynn Foster
Title:	Senior Vice President

COMERICA BANK, as a Lender

By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Vice President

COMPASS BANK, as a Lender

By:	/s/ Johanna Duke Paley
Name:	Johanna Duke Paley
Title:	Senior Vice President